SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 19, 2001

PROVELL, INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-19902	41-1551116
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Carlson Parkway, Suite 201
Minneapolis, Minnesota 55305
(Address of principal executive offices)
(Zip Code)

(952) 258-2000
(Registrant’s telephone number, including area code)

EXHIBIT INDEX LOCATED AT PAGE 2

Item 5.        Other Events.

          On June 19, 2001, Stephen Hemsley resigned as a director of Provell, Inc. effective immediately.

Item 7.        Financial Statements and Exhibits.

(c)      Exhibits

                    None

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PROVELL, INC.

Dated: June 21, 2001	By /s/ George S. Richards
George S. Richards
Chairman, Chief Executive Officer and President